Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended, Securities Act File No. 333-141120

FUNDVANTAGE TRUST

(THE “TRUST”)

ESTABROOK VALUE FUND

(THE “VALUE FUND”)

ESTABROOK INVESTMENT GRADE FIXED INCOME FUND

(THE “FIXED INCOME FUND”)

(THE “FUNDS”)

Supplement dated January 3, 2013 to the Prospectus for the Value Fund and the Fixed Income Fund dated September 1, 2012.

The information in this Supplement contains new and additional information beyond that in the Prospectus and should be read in conjunction with the Prospectus.

Effective January 3, 2013, the minimum initial investment of $100,000 on the Funds’ Class I shares is currently being waived for all investors until such time as the Funds’ Class A shares commence operations or such other time as determined by the investment adviser.  In addition, the minimum account balance for the Funds’ Class I shares is also being waived.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE